                                                                   EXHIBIT 10.58


                                FUTURELINK CORP.


                   ------------------------------------------

                                 AMENDMENT NO.1
                                       TO
                          REGISTRATION RIGHTS AGREEMENT

                   ------------------------------------------


                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                                    TOWER 42
                               25 OLD BROAD STREET
                                 LONDON EC2N 1HQ

                              TEL: (020) 7562 4000
                              FAX: (020) 7628 4444

                                 AMENDMENT NO. 1
                                       TO
                          REGISTRATION RIGHTS AGREEMENT


         THIS AMENDMENT No. 1 (the "AMENDMENT") is entered into as of this 19th day of June 2000, by and among FutureLink Corp., a corporation incorporated under the laws of the State of Delaware ("COMPANY"), and the persons listed in
Schedule 1 hereto (each a "VENDOR" and collectively the "VENDORS"). For purposes of this Amendment, all capitalised terms shall have the meanings ascribed to such terms in the Registration Rights Agreement (defined below) unless otherwise defined herein. The Company and the Vendors are collectively referred to herein as the "PARTIES".

         Reference is hereby made to that certain Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT"), dated 20 December 1999, by and among the Company and the Vendors.

         In the event of any conflict between the provisions of this Amendment and the Registration Rights Agreement, the provisions of this Amendment shall take precedence.

                                            RECITALS

         A. The Company and the Vendors have entered into certain note extension agreements (the "NOTE EXTENSION AGREEMENTS") relating to a deed poll constituting loan notes maturing on 20 June 2000, dated 20 December 1999, executed by the Company.

         B. The Parties desire to amend the Registration Rights Agreement to reflect the agreements contained in the Note Extension Agreements.

         NOW THEREFORE, in consideration of the promises and the mutual covenants and agreements contained in this Amendment, and intending to be legally bound, the parties hereto agree as follows:

         1. Section 2(a) of the Registration Rights Agreement is hereby amended as follows:

         (a) The words "within 180 days after the Completion Date" shall be deleted and the words "no later than 30 September 2000" shall be substituted therefor.

         (b) The third paragraph of Section 2(a) shall be deleted in its entirety.

         2. The Company shall provide written reports by e-mail or facsimile transmission, to Denis Moore, legal advisor to the Vendors, on each of 4 August 2000, 25 August 2000 and 15 September 2000 with regard to the status of the Company's preparation and filing with the Commission of a registration statement pursuant to Section 2(a) of the Registration Rights Agreement, and shall make its officers reasonably available to the Vendors and their legal advisors to answer questions concerning such preparation and filing from the date hereof and until 30 September 2000.

         3. Except as expressly modified hereby, the Registration Rights Agreement shall remain in full force and effect.

         4. The general law of the State of New York will govern the interpretation, construction and enforcement of this Amendment and all transactions and agreements contemplated hereby, notwithstanding the choice law rules of any state or country to the contrary.

         5. This Amendment shall not be amended, modified, revised or changed in any way except with the prior written consent of all the Parties.

         6. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have executed this Agreement as a deed on the date first written above.

EXECUTED AS A DEED                           )        /s/ Richard M. White
By Richard M. White and Kyle B. A. Scott     )            ---------------------
                                             )            Richard M. White,
                                             )            Senior Vice President
                                             )            Administration
for and on behalf of                         )
FUTURELINK CORP.                             )        /s/ Kyle B. A. Scott
                                             )            ---------------------
                                             )            Vice President and
                                             )            Secretary


SIGNED AND DELIVERED AS A DEED               )
By                                           )
NIGEL HAWLEY                                 )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
YURI PASEA                                   )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
RAJAN MEHTA                                  )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
JOHN BENNETT                                 )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
RICHARD BENNETT                              )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
COLIN MATTHISSEN                             )
in the presence of:                          )

The Common Seal of QUADRANGLE TRUSTEE        )
COMPANY was hereunto affixed in the          )
presence of                                  )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
PETER JOSEPH CROZIER                         )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
MICHAEL JOHN DORWARD                         )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
ANTHONY PENSWICK MONAMY                      )
HARRISON-WALLACE                             )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
ROBERT KELL                                  )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
MARK KERRIDGE                                )
in the presence of:                          )


SIGNED AND DELIVERED AS A DEED               )
By                                           )
NICOLA KERRIDGE                              )
in the presence of:                          )

                                   SCHEDULE 1



1. John Henry Bennett, Richard Bennett, Colin Ainslie Matthissen and Quadrangle Trustee Company as trustee of the various family settlements established by John Bennett

2. Richard Bennett, John Henry Bennett, Colin Ainslie Matthissen and Quadrangle Trustee Company as trustee of various family settlements, established by Richard Bennett

3.   Peter Joseph Crozier

4.   Michael John Dorward

5.   Anthony Penswick Monamy Harrison-Wallace

6.   Robert Kell

7.   Mark Kerridge and Nicola Kerridge

8.   Nigel Anthony Ashley Hawley

9.   Rajan Mehta

10.  Yuri Pasea